EXHIBIT 99


                   MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

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                  MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of April 9, 2003, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch Ratings (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Deutsche Bank Securities Inc., Goldman, Sachs. Co. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of March 31, 2003 (the "Underwriting Agreement"). BACM intends to sell the one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") through Banc of America, as placement agent thereof, pursuant to a private placement agreement March 31, 2003 (the "Placement Agreement"), between Banc of America and BACM. The Registered Certificates are more fully described in the prospectus dated March 31, 2003 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated March 31, 2003 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in four private placement memoranda each dated March 28, 2003 (the "Memoranda"), as each may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of March 31, 2003 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on April 9, 2003 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) asset summaries delivered to the Rating Agencies, originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Breach or Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (including the ES1 Subordinate Components of the ES1 Mortgage Loan, the SB Subordinate Components of the SM Component Mortgage Loan and in the case of the Wellbridge A/B Mortgage Loan, the Wellbridge Senior Note A-1 and the Wellbridge Note B Loan only) (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the ES Component Mortgage Loan, the SB Component Mortgage Loan, the Wellbridge Note B Loan or the Wellbridge Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of April 1, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Cross-Collateralized Group and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Cross-Collateralized Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Cross-Collateralized Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Cross-Collateralized Group in accordance with the provisions of this Section 4.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with KPMG LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                 BANK OF AMERICA, N.A.



                                 By: /s/
                                     -------------------------------------------
                                     Name:  Stephen Hogue
                                     Title: Principal



                                 BANC OF AMERICA COMMERCIAL MORTGAGE
                                 INC.



                                 By: /s/
                                     -------------------------------------------
                                     Name:  Manish Parwani
                                     Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence
 Number   Loan Number                            Property Name
--------  -----------   --------------------------------------------------------------
    1        56955      Ashby Crossing Apartments
    2        56474      NYU 2nd Street Apartments
    3        53370      CLK2 - St. Germaine Apartments
    4        57084      Sugar Run Apartments
    5        53352      CLK2 - Cypress Pointe Apartments
    6        56156      Arbour Apartments
    7        56880      Chatham Landing Apartments
    8        53371      CLK2 - River Chase Apartments
    9        56961      Island Pointe Apartments
   10        55798      CLK - The Courts at Waterford Apartments
   11        56965      Regal Springs Apartments
   12        56574      Coopers Mill Apartments
   13        4198       The Ponds Apartments, Bloomington
   14        56888      Alvarado Apartments
   15        56755      Parkway Commons Apartments
   16        55842      CLK - Sedgefield Apartments
   17        56889      Dorado Heights Apartments
   18        56656      Terrace Apartments
   19        4824       Marvin Apartments (Fuller)
   20        4732       Marvin Apartments (Camino Palmero)
   21        56918      Southbrook - Otsego Villas Apartments
   22        56794      Highland Ridge Apartments
   23        56360      The Villas Apartments
   24        56869      Brookside Manor Apartments
   25        4723       Steeplechase Apartments Phase II
   26        3637       Pines on the Bay
   27        3525       Windsor Manor Apartments
   28        57007      Kearney Court Apartments
   29        52748      Garden Club Apartments
   30        52998      Collegiate Courtyard
   31        3636       The Oaks, Gulfport
   32        56916      Southbrook - Woodley Apartments
   33        56917      Southbrook - Woodley Villas Apartments
   34        56774      Prairie Oaks Senior Housing
   35        56775      The Woodlands Senior Housing
   36        56915      Southbrook - Roscoe-Noble Apartments
   37        3341       The Pines Apartments
   38        56914      Southbrook - Roscoe-Kester Apartments
   39        56913      Southbrook - Greenwood Apartments
   40        4176       Crystal Commons Townhomes
   41        56778      Southbrook - Eastwood Apartments
   42        5464       Kurt Drive Apartments
   43        56967      Emerald Square Mall
   44        55959      Lakewood City Commons
   45        56932      Venice Crossroads
   46        53893      Rogue Valley Mall
   47        55876      Montour Church Place at The Pointe Shopping Center
   48        56148      Huntington Oaks Shopping Center
   49        56676      Haynes Bridge Village Shopping Center
   50        56389      Govalle Shopping Center
   51        56120      Cimarron Plaza Shopping Center
   52        56541      Key Road Shopping Center
   53        51739      H-E-B Shopping Center
   54        52834      Marina Plaza Shopping Center
   55        56878      Kohl's Department Store - Columbia, SC
   56        52857      Brown's Lane Plaza
   57        55079      Pueblo Point Shopping Center
   58        56739      Fox River Commons Shopping Center
   59        56082      Charleston Center
   60        51805      Josey Village Shopping Center
   61        56063      Walgreens - Taylor, MI
   62        56193      Vista Ridge Shopping Center
   63        53139      Pinefield South Center
   64        56670      Sav-on Drug - Corona
   65        56956      Walgreens - Roselle, NJ
   66        52969      Ruffin Village Shopping Center
   67        53131      Jefferson Station
   68        56553      Walgreens - Fenton
   69        56413      Etowah Crossing Shopping Center
   70        56902      Walgreens - Clinton Highway, Knoxville
   71        52161      Walgreens - Jacksonville, FL
   72        56824      Walgreens - 5828 Summer Avenue, Memphis, TN
   73        56233      CVS - Kannapolis
   74        56231      CVS - Winston Salem
   75        53141      Yadkinville Food Lion
   76        56687      Walgreens - Des Moines (Johnston), IA
   77        3215       Gretna Retail Center
   78        56230      CVS - Hickory
   79        2777       CVS-Goldsboro
   80        56232      CVS - Morganton
   81        56184      Vero Beach Corners Shopping Center
   82        56182      Okeechobee Corners Shopping Center
   83        56515      Five Points Corners Shopping Center
   84        57081      Sotheby's Building
   85        56570      1020 Holcombe Blvd.
   86        54611      International Center IV
   87        56826      3701 Market Street Office Building
   88        56682      Miramar Centre II
   89        52991      Lincoln Center Professional Office Building
   90        56715      ADP Building
   91        56569      Paddock Park Business Center
   92        56690      IKON Office/ Distribution Buildings
   93        52876      65-35 Queens Boulevard
   94        3568       Rio West Office Complex
   95        56790      Neptune Medical Office
   96        56922      Logan Industrial Park
   97        56485      Office Depot - Signal Hill, CA
   98        56555      TNT Logistics Warehouse - Temperance, MI
   99        56846      Cedros Plaza
   100       4657       Flagstaff Airport Business Center

  101.1      56783      Wellbridge Portfolio - Flagship Athletic Club
  101.2      56783      Wellbridge Portfolio - Northwest Athletic Club-St. Louis Park
  101.3      56783      Wellbridge Portfolio - Northwest Athletic Club-Crosstown
  101.4      56783      Wellbridge Portfolio - Northwest Athletic Club-Moore Lake
  101.5      56783      Wellbridge Portfolio - New Mexico Sports & Wellness-Midtown
  101.6      56783      Wellbridge Portfolio - New Mexico Sports & Wellness-Highpoint
  101.7      56783      Wellbridge Portfolio - Newton Athletic Club
  101.8      56783      Wellbridge Portfolio - Athletic Club Boca Raton
  101.9      56783      Wellbridge Portfolio - New Mexico Sports & Wellness-Riverpoint
  101.1      56783      Wellbridge Portfolio - Northwest Athletic Club-Normandale
 101.11      56783      Wellbridge Portfolio - Northwest Athletic Club-Burnsville
 101.12      56783      Wellbridge Portfolio - Northwest Athletic Club-98th Street
 101.13      56783      Wellbridge Portfolio - Harbour Island Athletic Club
 101.14      56783      Wellbridge Portfolio - Northwest Athletic Club-Highway 100
 101.15      56783      Wellbridge Portfolio - Northwest Athletic Club-Oakdale
   101       56783      Wellbridge Portfolio (Roll-Up)

   102       5315       Acacia Gardens MHC
   103       4475       Riverside Village MHC
   104       5059       Dove Canyon MHC
   105       5272       Superstition MHC
   106       4926       Sherwood MHC
   107       4981       Lake Bonny MHC

  108.1      56951      Morningstar-Pineville Road Self Storage
  108.2      56951      Morningstar-Park Road Self Storage
   108       56951      Morningstar-Pineville and Park Road Self Storage (Roll-Up)

   109       56416      Lackland Self Storage
   110       56950      Morningstar-Albemarle Self Storage
   111       4393       Congress Mini Storage
   112       5537       Taylor Street Self Storage

                                                                Total


Sequence
 Number                                         Street Address                                                City        State
--------   ------------------------------------------------------------------------------------------   ---------------   -----
    1      1191 Devon Lane                                                                              Harrisonburg      VA
    2      321 Bowery (a/k/a 1-19 East 2nd Street)                                                      New York          NY
    3      2201 Manhattan Boulevard                                                                     Harvey            LA
    4      5501 New Albany Road East                                                                    New Albany        OH
    5      425 S. Hubbards Lane                                                                         Louisville        KY
    6      11600 Mackay Boulevard                                                                       Orlando           FL
    7      2550 N. Alafaya Trail                                                                        Orlando           FL
    8      2280 Keevan Lane                                                                             Florissant        MO
    9      1000 Broward Road                                                                            Jacksonville      FL
   10      6220 Shallowford Road                                                                        Chattanooga       TN
   11      13030 Audelia Road                                                                           Dallas            TX
   12      15603 Gulf Freeway                                                                           Houston           TX
   13      2101-2303 General Electric Road                                                              Bloomington       IL
   14      611 Lead Avenue SW                                                                           Albuquerque       NM
   15      3601 Clinton Parkway                                                                         Lawrence          KS
   16      1300 Valparaiso Drive                                                                        Florence          SC
   17      11800 Montgomery Boulevard NE                                                                Albuquerque       NM
   18      13705 56th Avenue S.                                                                         Tukwila           WA
   19      1708 N. Fuller                                                                               Hollywood         CA
   20      1710 Camino Palmero                                                                          Hollywood         CA
   21      11109 Otsego Street                                                                          North Hollywood   CA
   22      2976 & 2984 Chapel Valley Road and 3001 & 3005 Triverton Pike Drive                          Fitchburg         WI
   23      6156 South Loop East                                                                         Houston           TX
   24      3404 Magenta Way                                                                             Brandon           FL
   25      1140 Steeplechase Circle                                                                     Toledo            OH
   26      2335 Atkinson Road                                                                           Biloxi            MS
   27      235 SE 165th Avenue                                                                          Gresham           OR
   28      2250 NW Kearney Street                                                                       Portland          OR
   29      3650 Tallyho Drive                                                                           Sacramento        CA
   30      1000 Bitting Street                                                                          Greensboro        NC
   31      2720 Palmer Drive                                                                            Gulfport          MS
   32      6525-6535 Woodley Avenue                                                                     Van Nuys          CA
   33      6648-6650 Woodley Avenue                                                                     Van Nuys          CA
   34      325 Prairie Way Boulevard                                                                    Verona            WI
   35      3460 Starlite Drive                                                                          Dubuque           IA
   36      15126-15132 Roscoe Boulevard                                                                 Van Nuys          CA
   37      5026 Watkins Drive                                                                           Jackson           MS
   38      14905 Roscoe Boulevard                                                                       Van Nuys          CA
   39      14351 Haynes Street                                                                          Van Nuys          CA
   40      10 - 72 Crystal Commons Drive                                                                Gates             NY
   41      14339 Haynes Street                                                                          Van Nuys          CA
   42      1408 Kurt Drive                                                                              Bloomington       IL
   43      999 S. Washington Street                                                                     N. Attleboro      MA
   44      7740 - 7986 W. Alameda Ave., 355 - 489 S. Wadsworth Blvd. and 7650 & 7660 W. Virginia Ave.   Lakewood          CO
   45      8985 Venice Boulevard                                                                        Los Angeles       CA
   46      1600 North Riverside Avenue                                                                  Medford           OR
   47      Summit Park Drive, 100-350 McHolme Drive and 100-400 Davis Blvd.                             Pittsburgh        PA
   48      500-650 West Huntington Drive                                                                Monrovia          CA
   49      9925 Haynes Bridge Road                                                                      Alpharetta        GA
   50      2701 East 7th Street                                                                         Austin            TX
   51      1400 Airport Freeway                                                                         Bedford           TX
   52      55-63 Key Road                                                                               Keene             NH
   53      SEC US Highway 77 and Indian Drive                                                           Waxahachie        TX
   54      10118 - 10122 Bandley Drive                                                                  Cupertino         CA
   55      10136-106 Two Notch Road                                                                     Columbia          SC
   56      1360 West Main Road (Route 114)                                                              Middletown        RI
   57      13823-13835 North Tatum Boulevard                                                            Phoenix           AZ
   58      4705 - 4741 Grande Market Drive                                                              Grand Chute       WI
   59      3922 Middlefield Road                                                                        Palo Alto         CA
   60      2909 Forest Lane                                                                             Dallas            TX
   61      20030 Ecorse Road                                                                            Taylor            MI
   62      2303 Ranch Road 620 South                                                                    Lakeway           TX
   63      2056-2112 Crain Highway                                                                      Waldorf           MD
   64      1300-1326 West 6th Street                                                                    Corona            CA
   65      120 E. First Avenue                                                                          Roselle           NJ
   66      9343-9363 Clairemont Mesa Boulevard                                                          San Diego         CA
   67      SE/c of US Highway 129 and Elder Drive                                                       Jefferson         GA
   68      3270 W. Silver Lake Road                                                                     Fenton            MI
   69      104 - 194 Hicks Drive                                                                        Rome              GA
   70      7320 Clinton Highway                                                                         Knoxville         TN
   71      1220 University Boulevard                                                                    Jacksonville      FL
   72      5828 Summer Avenue                                                                           Memphis           TN
   73      520 North Cannon Boulevard                                                                   Kannapolis        NC
   74      5471 University Parkway                                                                      Winston Salem     NC
   75      616 S. State Street (U.S. Highway 601 South)                                                 Yadkinville       NC
   76      6200 Merle Hay Road                                                                          Johnston          IA
   77      1523 Manhattan Boulevard                                                                     Harvey            LA
   78      1220 US Highway 321 North                                                                    Hickory           NC
   79      2103 Wayne Memorial Drive                                                                    Goldsboro         NC
   80      200 North Green Street                                                                       Morganton         NC
   81      5445 20th Street                                                                             Vero Beach        FL
   82      2105 S. Parrot Avenue                                                                        Okeechobee        FL
   83      13637 Northwest Boulevard                                                                    Corpus Christi    TX
   84      1334 York Avenue                                                                             New York          NY
   85      1020 Holcombe Boulevard                                                                      Houston           TX
   86      2828 N. Harwood Street                                                                       Dallas            TX
   87      3701 Market Street                                                                           Philadelphia      PA
   88      3501 SW 160th Street                                                                         Miramar           FL
   89      7100 East Lincoln Drive                                                                      Scottsdale        AZ
   90      16901 Michigan Avenue                                                                        Dearborn          MI
   91      3300 S.W. 34th Avenue                                                                        Ocala             FL
   92      1700 and 1738 Bass Road                                                                      Macon             GA
   93      65-35 Queens Boulevard                                                                       Woodside          NY
   94      307 Rio Road West                                                                            Charlottesville   VA
   95      10 Neptune Boulevard                                                                         Neptune           NJ
   96      440 William F. McClellan Highway                                                             Boston            MA
   97      3366 East Willow Street                                                                      Signal Hill       CA
   98      7111 Crabb Road                                                                              Temperance        MI
   99      410 - 444 South Cedros Avenue                                                                Solana Beach      CA
   100     2901 Shamrell Boulevard                                                                      Flagstaff         AZ

  101.1    755 Prairie Center Drive                                                                     Eden Prairie      MN
  101.2    5525 Cedar Lake Road                                                                         St. Louis Park    MN
  101.3    6233 Baker Road                                                                              Eden Prairie      MN
  101.4    1200 NE Moore Lake Drive                                                                     Fridley           MN
  101.5    4100 Prospect Avenue NE                                                                      Albuquerque       NM
  101.6    4300 Landau Street NE                                                                        Albuquerque       NM
  101.7    135 Wells Avenue                                                                             Newton            MA
  101.8    1499 Yamato Road                                                                             Boca Raton        FL
  101.9    9190 Coors Boulevard NW                                                                      Albuquerque       NM
  101.1    6701 W. 78th Street                                                                          Bloomington       MN
 101.11    14600 Burnhaven Drive                                                                        Burnsville        MN
 101.12    1001 W. 98th Street                                                                          Bloomington       MN
 101.13    900 South Harbour Island Boulevard                                                           Tampa             FL
 101.14    4001 Lake Breeze Avenue                                                                      Brooklyn Center   MN
 101.15    1201 South Ford Road                                                                         Minnetonka        MN
   101

   102     5505 North Shannon Road                                                                      Tucson            AZ
   103     4375 Weber River Drive                                                                       Riverdale         UT
   104     3815 South Main Street                                                                       Mesilla Park      NM
   105     269 North Winchester                                                                         Apache Junction   AZ
   106     1725 Massey Tompkins Road                                                                    Baytown           TX
   107     30 Bonisee Circle                                                                            Lakeland          FL

  108.1    10811 Pineville Road                                                                         Pineville         NC
  108.2    10111 Park Road                                                                              Pineville         NC
   108

   109     1424 Rahway Avenue                                                                           Avenel            NJ
   110     7000 Harrisburg Road                                                                         Charlotte         NC
   111     4515 South Congress Avenue                                                                   Austin            TX
   112     4051 Taylor Street                                                                           Sacramento        CA



                                                                                                    Remaining Term To
Sequence                                                                                             Stated Maturity
 Number    Zip Code   Mortgage Rate (%)   AmortizationBasis   Original Balance   Cut-off Balance        (months)
--------   --------   -----------------   -----------------   ----------------   ---------------    -----------------
    1       22801          5.700%              ACT/360          26,000,000.00       25,940,900.20           118
    2       10003          6.250%              ACT/360          24,000,000.00       23,870,074.83           114
    3       70058          6.200%              ACT/360          19,280,000.00       19,280,000.00           76
    4       43054          4.750%              ACT/360          19,000,000.00       19,000,000.00           83
    5       40207          6.200%              ACT/360          17,120,000.00       17,120,000.00           76
    6       32826          7.030%              ACT/360          15,755,000.00       15,693,180.30           74
    7       32826          5.830%              ACT/360          14,500,000.00       14,500,000.00           125
    8       63031          6.200%              ACT/360          13,360,000.00       13,360,000.00           76
    9       32218          4.750%              ACT/360          12,400,000.00       12,386,035.17           59
   10       37421          6.990%              ACT/360          11,220,000.00       11,220,000.00           66
   11       75243          5.660%              ACT/360           9,300,000.00        9,278,721.99           118
   12       77598          6.000%              ACT/360           8,500,000.00        8,467,335.50           116
   13       61701          5.704%              ACT/360           7,440,000.00        7,416,380.01           117
   14       87102          5.600%              ACT/360           7,328,000.00        7,328,000.00           117
   15       66047          5.400%              ACT/360           6,600,000.00        6,584,244.50           118
   16       29501          6.990%              ACT/360           6,545,000.00        6,545,000.00           102
   17       87111          5.600%              ACT/360           5,936,000.00        5,936,000.00           117
   18       98168          5.750%              ACT/360           5,500,000.00        5,482,689.90           117
   19       90046          5.834%              ACT/360           2,500,000.00        2,494,440.22           118
   20       90046          5.834%              ACT/360           2,300,000.00        2,294,885.00           118
   21       91601          5.300%              ACT/360           4,546,035.00        4,535,004.00           58
   22       53711          5.260%              ACT/360           4,536,900.00        4,521,248.44           117
   23       77087          7.260%              ACT/360           4,470,000.00        4,431,542.50           50
   24       33511          5.710%              ACT/360           4,300,000.00        4,286,364.11           117
   25       43615          6.000%              ACT/360           4,000,000.00        3,984,628.47           90
   26       39531          6.500%              ACT/360           3,680,000.00        3,667,259.39           116
   27       97233          5.509%              ACT/360           3,600,000.00        3,596,617.16           119
   28       97210          5.250%              ACT/360           3,500,000.00        3,496,495.79           119
   29       95826          6.500%              ACT/360           3,400,000.00        3,376,828.37           112
   30       27403          6.250%              ACT/360           3,330,000.00        3,311,972.89           114
   31       39507          6.500%              ACT/360           3,280,000.00        3,268,644.23           116
   32       91406          5.300%              ACT/360           2,766,000.00        2,759,288.26           58
   33       91406          5.300%              ACT/360           2,729,154.00        2,722,531.67           58
   34       53593          5.750%              ACT/360           2,300,000.00        2,290,697.84           116
   35       52003          5.750%              ACT/360           2,285,000.00        2,275,758.54           116
   36       91402          5.300%              ACT/360           2,025,186.00        2,020,271.87           58
   37       39206          6.022%              ACT/360           1,800,000.00        1,787,231.32           115
   38       91402          5.300%              ACT/360           1,726,000.00        1,721,811.84           58
   39       91401          5.300%              ACT/360           1,347,912.00        1,344,641.27           58
   40       14624          6.000%              ACT/360           1,350,000.00        1,340,389.71           115
   41       91401          5.300%              ACT/360           1,336,986.00        1,333,741.77           58
   42       61701          5.863%              ACT/360           1,225,000.00        1,222,288.56           118
   43       02760          4.957%              ACT/360         103,950,000.00      103,950,000.00           119
   44       80226          7.145%              ACT/360          33,000,000.00       32,784,785.19           111
   45       90034          5.710%              ACT/360          30,500,000.00       30,430,784.44           118
   46       97501          7.850%              ACT/360          28,750,000.00       28,232,355.73           93
   47       15275          7.000%              ACT/360          27,000,000.00       26,835,478.56           112
   48       91016          7.510%              ACT/360          26,780,000.00       26,583,905.04           109
   49       30022          6.030%              ACT/360          10,571,000.00       10,519,950.21           115
   50       78702          7.170%              ACT/360           8,160,000.00        8,100,269.55           110
   51       76022          7.300%              ACT/360           8,100,000.00        8,010,553.42           105
   52       03431          6.550%              ACT/360           8,000,000.00        7,938,495.94           114
   53       75165          7.150%              ACT/360           7,500,000.00        7,451,145.57           111
   54       95014          6.450%              ACT/360           7,000,000.00        6,968,978.19           115
   55       29229          6.170%              ACT/360           6,900,000.00        6,852,202.00           115
   56       02842          6.887%              ACT/360           6,720,000.00        6,688,345.61           114
   57       85032          7.095%              ACT/360           6,250,000.00        6,208,753.59           111
   58       54913          5.750%              ACT/360           5,678,350.00        5,678,350.00           116
   59       94303          6.915%              ACT/360           5,600,000.00        5,561,448.10           111
   60       75234          6.450%              ACT/360           5,300,000.00        5,276,512.08           115
   61       48180          7.740%              ACT/360           4,590,000.00        4,558,256.64           109
   62       78734          7.800%              ACT/360           4,500,000.00        4,469,346.00           109
   63       20601          6.880%              ACT/360           4,435,000.00        4,410,222.78           113
   64       92882          6.250%              ACT/360           4,250,000.00        4,226,961.90           116
   65       07203          6.110%              ACT/360           4,100,000.00        4,091,282.90           118
   66       92123          6.750%              ACT/360           4,100,000.00        4,080,090.60           114
   67       30549          6.300%              ACT/360           3,500,000.00        3,477,859.25           113
   68       48430          6.250%              ACT/360           3,330,000.00        3,320,471.38           117
   69       30161          7.610%              ACT/360           3,200,000.00        3,178,895.13           110
   70       37849          5.860%              ACT/360           3,000,000.00        2,990,752.62           117
   71       32211          7.460%              ACT/360           2,792,000.00        2,775,122.02           111
   72       38134          6.100%              ACT/360           2,740,000.00        2,729,685.57           116
   73       28083          7.610%              ACT/360           2,615,000.00        2,584,615.55           109
   74       27106          7.610%              ACT/360           2,443,000.00        2,414,614.12           109
   75       27055          6.740%              ACT/360           2,400,000.00        2,386,178.01           113
   76       50131          6.250%              ACT/360           2,040,000.00        2,028,941.71           116
   77       70058          8.015%              ACT/360           1,900,000.00        1,887,748.84           109
   78       28601          7.610%              ACT/360           1,772,000.00        1,751,410.64           109
   79       27534          7.811%              ACT/360           1,700,000.00        1,671,096.71           110
   80       28655          7.610%              ACT/360           1,670,000.00        1,650,595.77           109
   81       32966          7.740%              ACT/360           1,600,000.00        1,580,309.81           107
   82       34974          7.100%              ACT/360           1,225,328.00        1,220,591.33           115
   83       78410          7.000%              ACT/360           1,200,000.00        1,192,687.93           112
   84       10021          5.183%              ACT/360         100,382,899.00      100,382,899.00           119
   85       77030          6.250%              ACT/360          33,500,000.00       33,345,304.24           115
   86       75201          7.220%              ACT/360          27,000,000.00       27,000,000.00           97
   87       19104          6.150%              ACT/360          20,500,000.00       20,423,625.60           116
   88       33027          6.050%              ACT/360          11,340,000.00       11,340,000.00           114
   89       85253          7.000%              ACT/360           8,775,000.00        8,721,530.57           112
   90       48126          5.950%              ACT/360           6,510,000.00        6,510,000.00           102
   91       34474          6.150%              ACT/360           5,760,000.00        5,732,853.05           79
   92       31210          5.610%              ACT/360           5,560,000.00        5,560,000.00           116
   93       11377          6.650%              ACT/360           4,275,000.00        4,249,897.13           113
   94       22901          7.000%              ACT/360           3,110,000.00        3,083,885.63           113
   95       07753          6.400%              ACT/360           2,480,000.00        2,473,105.49           117
   96       02128          5.430%              ACT/360          15,000,000.00       14,964,367.08           82
   97       90755          6.500%              ACT/360          13,600,000.00       13,552,915.07           116
   98       48182          6.000%              ACT/360          12,100,000.00       11,980,030.18           113
   99       92075          5.900%              ACT/360           4,650,000.00        4,635,774.89           117
   100      86001          6.433%              ACT/360           2,775,000.00        2,760,404.06           116

  101.1     55344
  101.2     55416
  101.3     55346
  101.4     55432
  101.5     87110
  101.6     87111
  101.7     02459
  101.8     33431
  101.9     87120
  101.1     55439
 101.11     55306
 101.12     55431
 101.13     33602
 101.14     55429
 101.15     55305
   101                     7.476%              ACT/360          25,500,000.00       25,500,000.00           119

   102      85705          5.706%              ACT/360           3,400,000.00        3,392,279.14           118
   103      84405          5.900%              ACT/360           2,830,000.00        2,818,899.10           116
   104      88047          5.960%              ACT/360           2,200,000.00        2,193,227.20           118
   105      85219          6.008%              ACT/360           1,775,000.00        1,771,162.95           118
   106      77521          5.935%              ACT/360           1,660,000.00        1,653,535.06           116
   107      33801          5.863%              ACT/360           1,600,000.00        1,593,676.18           56

  108.1     28134
  108.2     28210
   108                     5.710%              ACT/360           9,700,000.00        9,655,890.38           117

   109      07001          6.880%              ACT/360           4,300,000.00        4,258,373.74           52
   110      28215          5.720%              ACT/360           3,500,000.00        3,484,108.28           117
   111      78745          6.150%              ACT/360           1,770,000.00        1,757,699.26           115
   112      95838          5.704%              ACT/360           1,733,000.00        1,727,476.34           118
                                                                                 ----------------
                                                                                 1,032,766,115.67

                                                      Admini-    Primary      Master
Sequence   Stated Maturity               Monthly     strative   Servicing   Servicing
 Number         Date         Due Date    Payment     Fee Rate    Fee Rate    Fee Rate     Ownership Interest          Crossed
--------   ---------------   --------   ----------   --------   ---------   ---------   ----------------------   ----------------
    1         02/01/13          1st     150,904.11    0.14200%    0.10000%    0.1400%          Fee Simple                No
    2         10/01/12          1st     147,772.13    0.14200%    0.10000%    0.1400%          Fee Simple                No
    3         08/01/09          1st     123,167.86    0.14200%    0.10000%    0.1400%          Fee Simple                No
    4         03/01/10          1st                   0.08200%    0.04000%    0.0800%          Fee Simple                No
    5         08/01/09          1st     109,368.97    0.14200%    0.10000%    0.1400%          Fee Simple                No
    6         06/01/09          1st     105,136.03    0.14200%    0.10000%    0.1400%          Fee Simple                No
    7         09/01/13          1st      85,356.40    0.14200%    0.10000%    0.1400%          Fee Simple                No
    8         08/01/09          1st      85,348.68    0.14200%    0.10000%    0.1400%          Fee Simple                No
    9         03/01/08          1st      64,684.27    0.14200%    0.10000%    0.1400%          Fee Simple                No
   10         10/01/08          1st      78,657.26    0.14200%    0.10000%    0.1400%          Fee Simple                No
   11         02/01/13          1st      53,741.73    0.14200%    0.10000%    0.1400%          Fee Simple                No
   12         12/01/12          1st      50,961.79    0.14200%    0.10000%    0.1400%          Fee Simple                No
   13         01/01/13          1st      43,200.65    0.09200%    0.05000%    0.0900%          Fee Simple                No
   14         01/01/13          1st      42,632.34    0.12200%    0.08000%    0.1200%          Fee Simple                No
   15         02/01/13          1st      37,061.03    0.14200%    0.10000%    0.1400%          Fee Simple                No
   16         10/01/11          1st      45,722.67    0.14200%    0.10000%    0.1400%          Fee Simple                No
   17         01/01/13          1st      34,534.06    0.12200%    0.08000%    0.1200%          Fee Simple                No
   18         01/01/13          1st      32,096.51    0.14200%    0.10000%    0.1400%          Fee Simple                No
   19         02/01/13          1st      14,723.00    0.09200%    0.05000%    0.0900%          Fee Simple         Yes(BACM 03-1-Q)
   20         02/01/13          1st      13,545.16    0.09200%    0.05000%    0.0900%          Fee Simple         Yes(BACM 03-1-Q)
   21         02/01/08          1st      25,244.34    0.09200%    0.05000%    0.0900%          Fee Simple                No
   22         01/01/13          1st      25,081.04    0.14200%    0.10000%    0.1400%          Fee Simple                No
   23         06/01/07          1st      31,147.96    0.14200%    0.10000%    0.1400%          Fee Simple                No
   24         01/01/13          1st      24,984.47    0.10200%    0.06000%    0.1000%          Fee Simple                No
   25         10/01/10          1st      23,982.02    0.09200%    0.05000%    0.0900%          Fee Simple                No
   26         12/01/12          1st      23,260.10    0.13200%    0.09000%    0.1300%          Fee Simple                No
   27         03/01/13          1st      20,460.74    0.09200%    0.05000%    0.0900%          Fee Simple                No
   28         03/01/13          1st      19,327.13    0.14200%    0.10000%    0.1400%          Fee Simple                No
   29         08/01/12          1st      21,490.31    0.14200%    0.10000%    0.1400%          Fee Simple                No
   30         10/01/12          1st      20,503.38    0.14200%    0.10000%    0.1400%          Fee Simple                No
   31         12/01/12          1st      20,731.83    0.13200%    0.09000%    0.1300%          Fee Simple                No
   32         02/01/08          1st      15,359.73    0.09200%    0.05000%    0.0900%          Fee Simple                No
   33         02/01/08          1st      15,155.12    0.09200%    0.05000%    0.0900%          Fee Simple                No
   34         12/01/12          1st      13,422.18    0.11200%    0.07000%    0.1100%          Fee Simple                No
   35         12/01/12          1st      13,334.64    0.11200%    0.07000%    0.1100%          Fee Simple                No
   36         02/01/08          1st      11,245.95    0.09200%    0.05000%    0.0900%          Fee Simple                No
   37         11/01/12          1st      11,621.64    0.14200%    0.10000%    0.1400%          Fee Simple                No
   38         02/01/08          1st       9,584.56    0.09200%    0.05000%    0.0900%          Fee Simple                No
   39         02/01/08          1st       7,485.02    0.09200%    0.05000%    0.0900%          Fee Simple                No
   40         11/01/12          1st       8,698.07    0.14200%    0.10000%    0.1400%          Fee Simple                No
   41         02/01/08          1st       7,424.35    0.09200%    0.05000%    0.0900%          Fee Simple                No
   42         02/01/13          1st       7,236.95    0.09200%    0.05000%    0.0900%          Fee Simple                No
   43         03/01/13          1st     555,329.12    0.06200%    0.02000%    0.0600%          Fee Simple                No
   44         07/01/12          1st     222,772.76    0.14200%    0.10000%    0.1400%          Fee Simple                No
   45         02/01/13          1st     177,215.46    0.14200%    0.10000%    0.1400%          Fee Simple                No
   46         01/01/11          1st     207,958.78    0.14200%    0.10000%    0.1400%          Fee Simple                No
   47         08/01/12          1st     179,631.67    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   48         05/01/12          1st     187,433.06    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   49         11/01/12          1st      63,582.52    0.14200%    0.10000%    0.1400%          Fee Simple                No
   50         06/01/12          1st      55,223.50    0.14200%    0.10000%    0.1400%          Fee Simple                No
   51         01/01/12          1st      55,531.25    0.14200%    0.10000%    0.1400%          Fee Simple                No
   52         10/01/12          1st      54,266.78    0.09200%    0.05000%    0.0900%          Fee Simple                No
   53         07/01/12          1st      50,655.51    0.10200%    0.06000%    0.1000%          Fee Simple                No
   54         11/01/12          1st      44,014.84    0.14200%    0.10000%    0.1400%          Fee Simple                No
   55         11/01/12          1st      45,176.58    0.14200%    0.10000%    0.1400%          Fee Simple                No
   56         10/01/12          1st      44,199.51    0.14200%    0.10000%    0.1400%          Fee Simple                No
   57         07/01/12          1st      41,980.93    0.14200%    0.10000%    0.1400%          Fee Simple                No
   58         12/01/12          1st                   0.14200%    0.10000%    0.1400%          Fee Simple                No
   59         07/01/12          1st      36,937.81    0.14200%    0.10000%    0.1400%          Fee Simple                No
   60         11/01/12          1st      33,325.52    0.14200%    0.10000%    0.1400%          Fee Simple                No
   61         05/01/12          1st      32,851.61    0.14200%    0.10000%    0.1400%          Fee Simple                No
   62         05/01/12          1st      32,394.17    0.14200%    0.10000%    0.1400%          Fee Simple                No
   63         09/01/12          1st      29,149.61    0.14200%    0.10000%    0.1400%          Fee Simple                No
   64         12/01/12          1st      28,035.95    0.14200%    0.10000%    0.1400%          Fee Simple                No
   65         02/01/13          1st      24,872.28    0.14200%    0.10000%    0.1400%          Fee Simple                No
   66         10/01/12          1st      26,592.52    0.14200%    0.10000%    0.1400%          Fee Simple                No
   67         09/01/12          1st      21,664.05    0.14200%    0.10000%    0.1400%          Fee Simple                No
   68         01/01/13          1st      20,503.38    0.14200%    0.10000%    0.1400%          Fee Simple                No
   69         06/01/12          1st      22,616.39    0.14200%    0.10000%    0.1400%          Fee Simple                No
   70         01/01/13          1st      17,717.38    0.14200%    0.10000%    0.1400%          Fee Simple                No
   71         07/01/12          1st      19,445.65    0.14200%    0.10000%    0.1400%          Fee Simple                No
   72         12/01/12          1st      16,604.26    0.11200%    0.07000%    0.1100%          Fee Simple                No
   73         05/01/12          1st      19,512.11    0.14200%    0.10000%    0.1400%          Fee Simple                No
   74         05/01/12          1st      18,228.71    0.14200%    0.10000%    0.1400%          Fee Simple                No
   75         09/01/12          1st      15,550.40    0.11200%    0.07000%    0.1100%          Fee Simple                No
   76         12/01/12          1st      13,457.26    0.14200%    0.10000%    0.1400%          Fee Simple                No
   77         05/01/12          1st      13,961.40    0.07200%    0.03000%    0.0700%          Fee Simple                No
   78         05/01/12          1st      13,221.97    0.14200%    0.10000%    0.1400%          Fee Simple                No
   79         06/01/12          1st      14,020.17    0.14200%    0.10000%    0.1400%          Fee Simple                No
   80         05/01/12          1st      12,460.89    0.14200%    0.10000%    0.1400%          Fee Simple                No
   81         03/01/12          1st      11,451.54    0.14200%    0.10000%    0.1400%          Fee Simple                No
   82         11/01/12          1st       8,234.60    0.14200%    0.10000%    0.1400%          Fee Simple                No
   83         08/01/12          1st       7,983.63    0.14200%    0.10000%    0.1400%          Fee Simple                No
   84         03/01/13          1st     597,603.44    0.14200%    0.10000%    0.1400%          Fee Simple                No
   85         11/01/12          1st     206,265.26    0.14200%    0.10000%    0.1400%          Fee Simple                No
   86         05/01/11          1st     183,638.51    0.09200%    0.05000%    0.0900%          Fee Simple                No
   87         12/01/12          1st     124,891.77    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   88         10/01/12          1st      78,665.36    0.14200%    0.10000%    0.1400%          Fee Simple                No
   89         08/01/12          1st      58,380.29    0.09200%    0.05000%    0.0900%          Fee Simple                No
   90         10/01/11          1st      46,452.07    0.14200%    0.10000%    0.1400%          Fee Simple                No
   91         11/01/09          1st      35,091.54    0.14200%    0.10000%    0.1400%          Fee Simple                No
   92         12/01/12          1st                   0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   93         09/01/12          1st      27,444.00    0.14200%    0.10000%    0.1400%          Fee Simple                No
   94         09/01/12          1st      21,980.83    0.12200%    0.08000%    0.1200%          Fee Simple                No
   95         01/01/13          1st      15,512.55    0.14200%    0.10000%    0.1400%          Fee Simple                No
   96         02/01/10          1st      84,510.74    0.14200%    0.10000%    0.1400%          Fee Simple                No
   97         12/01/12          1st      85,961.25    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   98         09/01/12          1st      77,960.47    0.14200%    0.10000%    0.1400%          Fee Simple                No
   99         01/01/13          1st      27,580.85    0.10200%    0.06000%    0.1000%          Fee Simple                No
   100        12/01/12          1st      18,620.99    0.09200%    0.05000%    0.0900%    Fee Simple / Leasehold          No

  101.1
  101.2
  101.3
  101.4
  101.5
  101.6
  101.7
  101.8
  101.9
  101.1
 101.11
 101.12
 101.13
 101.14
 101.15
   101        03/01/13          1st     177,881.38    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No

   102        02/01/13          1st      19,746.54    0.13200%    0.09000%    0.1300%          Fee Simple                No
   103        12/01/12          1st      16,785.76    0.14200%    0.10000%    0.1400%          Fee Simple                No
   104        02/01/13          1st      14,120.89    0.14200%    0.10000%    0.1400%          Fee Simple                No
   105        02/01/13          1st      10,651.15    0.14200%    0.10000%    0.1400%          Fee Simple                No
   106        12/01/12          1st       9,883.27    0.14200%    0.10000%    0.1400%          Fee Simple                No
   107        12/01/07          1st       9,452.34    0.14200%    0.10000%    0.1400%          Fee Simple                No

  108.1
  108.2
   108        01/01/13          1st      60,789.07    0.14200%    0.10000%    0.1400%          Fee Simple                No

   109        08/01/07          1st      30,063.13    0.14200%    0.10000%    0.1400%    Fee Simple / Leasehold          No
   110        01/01/13          1st      21,955.32    0.14200%    0.10000%    0.1400%          Fee Simple                No
   111        11/01/12          1st      11,566.98    0.14200%    0.10000%    0.1400%          Fee Simple                No
   112        02/01/13          1st      10,854.29    0.09200%    0.05000%    0.0900%          Fee Simple                No


             Original
Sequence   Amortization   Grace
 Number      (months)     Period
--------   ------------   ------
    1           360         10
    2           360         10
    3           321         10
    4                       10
    5           321         10
    6           360         10
    7           360         10
    8           321         10
    9           360         10
   10           306         10
   11           360         10
   12           360         10
   13           360         5
   14           348         10
   15           360         10
   16           309         10
   17           348         10
   18           360         10
   19           360         5
   20           360         5
   21           360         10
   22           360         10
   23           336         10
   24           360         10
   25           360         5
   26           360         5
   27           360         5
   28           360         10
   29           360         10
   30           360         15
   31           360         5
   32           360         10
   33           360         10
   34           360         10
   35           360         10
   36           360         10
   37           300         5
   38           360         10
   39           360         10
   40           300         5
   41           360         10
   42           360         5
   43           360         5
   44           360         10
   45           360         10
   46           360         10
   47           360         10
   48           360         10
   49           360         10
   50           360         10
   51           360         10
   52           300         10
   53           360         10
   54           360         10
   55           300         10
   56           360         10
   57           360         10
   58                       10
   59           360         10
   60           360         10
   61           360         10
   62           360         10
   63           360         10
   64           300         10
   65           360         10
   66           360         10
   67           360         10
   68           360         10
   69           360         10
   70           360         10
   71           360         10
   72           360         10
   73           300         10
   74           300         10
   75           360         10
   76           300         10
   77           360         5
   78           300         10
   79           240         5
   80           300         10
   81           360         10
   82           360         10
   83           360         10
   84           300         5
   85           360         10
   86           360         10
   87           360         10
   88           258         10
   89           360         10
   90           240         10
   91           360         10
   92                       10
   93           360         10
   94           300         5
   95           360         10
   96           360         10
   97           360         10
   98           300         10
   99           360         10
   100          300         5

  101.1
  101.2
  101.3
  101.4
  101.5
  101.6
  101.7
  101.8
  101.9
  101.1
 101.11
 101.12
 101.13
 101.14
 101.15
   101          360         0

   102          360         5
   103          360         5
   104          300         5
   105          360         5
   106          360         5
   107          360         5

  108.1
  108.2
   108          300         10

   109          300         10
   110          300         10
   111          300         5
   112          300         5




                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS
        -----------------------------------------------------------------

            FOR PURPOSES OF THIS SCHEDULE II, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT AS EXPRESSLY SET FORTH HEREIN).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in April 2003.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in April 2003, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in April 2003.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 10th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein except that for and A/B Mortgage Loan, the related Companion Loan is secured by the related Mortgage. To the Seller's knowledge and except for cases involving A/B Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan, the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II.

            34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

      (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

      (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter that the related appraisal satisfies such requirements, or
(B) the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            SCHEDULE IIA TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                        BETWEEN BANK OF AMERICA, N.A. AND
                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

            EXCEPTIONS TO SCHEDULE II REPRESENTATIONS AND WARRANTIES

                                REPRESENTATION 2
                          Ownership of Mortgage Loans.
                          ----------------------------

54611 - International Center,
Houston, TX                             The title policy reflects that the
                                        related Borrower only owns an undivided
                                        50% interest in Tracts II and III, which are air rights parcels encumbered by the related Mortgage. The other 50% owners of the parcel International Center
                                        Development II and III (which are
                                        affiliates of the Borrower) have granted the related Borrower easement rights that give the related Borrower full use of the parcel.

                                REPRESENTATION 4
                             Lien; Valid Assignment.
                             -----------------------

56690 - IKON Office/Distribution
Buildings - Macon, GA                   The Mortgage Loan is subject to an
                                        indenture recorded against the Mortgaged
                                        Property which relates to the bonds
                                        issued in connection with the ground
                                        lease and the borrower owns the entire
                                        interest in the bonds. The mortgagee is
                                        to hold the subject bonds from the bond
                                        trustee as excess collateral.

56715 - ADP Building - Dearborn, MI     The Mortgage Loan is subject to an
                                        indenture between Ford Motor Land
                                        Development Corporation ("Ford") and the
                                        Borrower. The Borrower has granted Ford, among other things, rights of first refusal to purchase or lease the related
                                        Mortgaged Property and rights of first
                                        offer, each as more fully set forth in
                                        the indenture (the "Indenture"). Ford is also given the right to terminate the Borrower's estate upon the occurrence of certain events; thereafter, title to the related Mortgaged Property shall revert to Ford (subject to payment of compensation by Ford to the Borrower in the amount equal to the market value of the Premises established in accordance with the provisions of the Indenture).
                                        Pursuant to a letter agreement dated
                                        September 13, 2002, executed by Ford,
                                        Ford has agreed that prior to prepayment of the Mortgage Loan in full, Ford shall only terminate the estate if Ford complies with certain conditions, including, but not limited to, paying the amounts owed for the related
                                        Mortgaged Property directly to the
                                        Seller, and taking the estate subject
                                        to, but in no way assuming, the Mortgage
                                        Loan. Ford has also granted the Seller
                                        certain notice and cure rights and the
                                        right to enter into a new Indenture on
                                        substantially the same terms as the
                                        Indenture. Ford has agreed the right of
                                        first refusal shall not apply to a
                                        foreclosure of the related Mortgaged
                                        Property by the Seller or any deed in
                                        lieu. If Ford exercises its rights to
                                        purchase the related Mortgaged Property, the Mortgage Loan is recourse to the related Borrower and borrower principal for losses incurred by the Seller to the extent the purchase price paid by Ford is less than all amounts due under the loan documents.

                                     REPRESENTATION 7
                          Casualty; Condemnation; Encroachments.
                          --------------------------------------

56783 - Wellbridge Portfolio -
Brooklyn Center, MN                     One of the related Mortgaged Properties,
                                        located at 4001 Lake Breeze Avenue,
                                        Brooklyn Center, Minnesota, includes a
                                        parking lot which encroaches upon a
                                        fifteen (15) foot set-back line by one
                                        (1) foot.

                                REPRESENTATION 8
                                Title Insurance.
                                ----------------

54611 - International Center -
Houston, TX                             The Title Policy expressly excepts from
                                        coverage any shortages in area.

                                REPRESENTATION 12
                            Environmental Conditions.
                            -------------------------

56063 - Walgreen's - Taylor, MI         The Environmental Site Assessment
                                        indicates that an adjacent property
                                        located east of the Mortgaged Property
                                        is an active gas station with a
                                        documented fuel release incident in
                                        1993. A review of Michigan Department of
                                        Environmental Quality ("MDEQ") records
                                        indicates the petroleum impacts at such
                                        gas station may have migrated off-site
                                        in the direction of the Mortgaged
                                        Property. It has been recommended that
                                        Borrower notify the MDEQ of their
                                        concern that such gas station may impact the Mortgaged Property; however, the loan file does not indicate if Borrower has so notified MDEQ. Note that the related loan documents provide that the related Borrower would be required to obtain environmental insurance on the
                                        Mortgaged Property should such insurance be required by an investor or rating agency in connection with a securitization of the Mortgage Loan.

56474 - NYU 2nd Street -
New York, NY                            The Environmental Site Assessment dated
                                        August 30, 2002 stated that an adjacent
                                        property contained a leaking registered
                                        storage tank. The related Borrower
                                        sought regulatory closure of the case
                                        and expected a no further action letter
                                        to be issued but none was issued as of
                                        closing date of the loan agreement. The
                                        loan file contains a letter agreement
                                        wherein the related Borrower agrees to
                                        provide the above-referenced no further
                                        action letter post closing. The Title
                                        Policy has an environmental protection
                                        lien endorsement.

                                REPRESENTATION 14
                                   Insurance.
                                   ----------

57081 - Sotheby's - New York, NY        The terms of the Sotheby's Lease (as
                                        defined below) shall control the
                                        disbursement of the net insurance
                                        proceeds following a casualty or
                                        condemnation provided that (i) the
                                        Sotheby's Lease is in full force and
                                        effect; (ii) no event of default
                                        resulting from non-payment of rent under the Sotheby's Lease has occurred and is continuing; (iii) no event of default under the related loan documents has occurred and is continuing; (iv) Seller, as fee mortgagee under the Sotheby's
                                        Lease is paid the net proceeds; and (v)
                                        each of the related Borrower and
                                        Sotheby's, Inc. ("Sotheby's") continues
                                        to comply with all applicable terms and
                                        conditions of the Sotheby's Lease
                                        related to the disbursement of said Net
                                        Proceeds.

                                        "Sotheby's Lease" shall mean,
                                        collectively, (i) that certain lease by
                                        and among Borrower and Sotheby's, (ii)
                                        that certain Guaranty of Lease executed
                                        by Sotheby's Holdings, Inc. and (iii)
                                        that certain Subordination,
                                        Non-Disturbance and Attornment Agreement by and among the Seller and Sotheby's.

56967 - Emerald Square -
North Attleboro, MA                     The related Borrower is required to
                                        maintain 100% of the replacement cost of the improvements located on the related
                                        Mortgaged Property (the "Replacement
                                        Cost"); however, the related loan
                                        documents do not address the concept of
                                        the lesser of Replacement Costs and the
                                        outstanding principal balance of such
                                        Mortgage Loan.

5059 - Dove Canyon MHC -
Mesilla, AZ                             The related Borrower is only required to
                                        obtain an 80% co-insurance endorsement.

55876 - Montour Church Place -
Pittsburgh, PA                          Certain tenants may self-insure.

                                        In addition, the related Borrower holds
                                        a leasehold interest in the related
                                        Mortgaged Property; however, the related loan documents do not address if the application of such proceeds will be subject to the terms of the related Ground Lease which says that the insurance proceeds are to be distributed pursuant to the terms of the Mortgage.

53893 - Rogue Valley Mall -
Medford, OR                             The related Borrower is required to
                                        maintain business interruption insurance
                                        "to cover a period acceptable to the
                                        Seller in its reasonable discretion";
                                        however, pursuant to the Pooling and
                                        Servicing Agreement, the Master Servicer will require not less than twelve (12) months of business interruption insurance for the related Mortgage Loan.

56690 - IKON Office/Distribution
Buildings - Macon, GA                   The loan documents provide that so long
                                        as IKON is not in default under the
                                        provisions of its lease, casualty and
                                        insurance proceeds shall be used to
                                        restore the Mortgaged Property in
                                        accordance with the provisions of IKON's lease.

56063 - Walgreen's - Taylor, MI         Business interruption insurance is
                                        required to be provided for a period
                                        acceptable to the Seller; however,
                                        pursuant to the Pooling and Servicing
                                        Agreement, the Servicer will require not less than twelve (12) months of business interruption insurance for the related
                                        Mortgage Loan.

4723 - Steeplechase Apts Phase II -
Brandon, FL                             Business interruption insurance has no
                                        specific time period. Pursuant to the
                                        Pooling and Servicing Agreement, the
                                        Servicer will require not less than
                                        twelve (12) months of business
                                        interruption insurance for the related
                                        Mortgage Loan.

                                REPRESENTATION 17
                              Local Law Compliance.
                              ---------------------

56474 - NYU 2nd Street -
New York, NY                            The Planning and Zoning Report states
                                        that the use of the related Mortgaged
                                        Property is legal and conforming, but
                                        the Certificate of Occupancy ("COO") was not issued because the related Mortgaged
                                        Property was not complete. A COO may
                                        have been issued because the underwriter required an escrow if COO was not issued and no such escrow is on the closing statement. However the loan file contains only a temporary COO which expires on May 7, 2003.

56783 - Wellbridge Portfolio -
Brooklyn Center, MN -
Eden Prairie, MN                        With respect to one of the related
                                        Mortgaged Properties located at 4001
                                        Lake Breeze Avenue, Brooklyn Center,
                                        Minnesota, a parking lot encroaches upon a fifteen (15) foot set-back line by one
                                        (1) foot, and is therefore
                                        nonconforming.

                                        With respect to one of the related
                                        Mortgaged Properties located at 6233
                                        Baker Road, Eden Prairie, Minnesota, the
                                        Planning and Zoning Report states that
                                        such Mortgaged Property is conforming if the parking lot was restriped to include eight (8) additional spaces, and it has not been restriped as of the date hereof.

                                REPRESENTATION 18
                             Leasehold Estate Only.
                             ----------------------

56416 Lackland Storage - Avenel, NJ     (g) Exception: term expires 4/29/2027.

                                        (k) Exception: While mortgagee's consent is required for an amendment to the Ground Lease, the Ground Lease does not state that an amendment made without mortgagee's consent is not binding on mortgagee.

55876 Montour Church - Pittsburgh, PA   (c) Exception: related Borrower may not
                                        assign the Ground Lease without Lessor's consent. However, if a leasehold mortgagee acquires related Borrower's interest by foreclosure or a deed in lieu thereof, it may assign the Ground
                                        Lease.

                                        (g) Exception: term ends 1/31/2032.

                                        (k) Exception: While mortgagee's consent is required for an amendment to the Ground Lease, the Ground Lease does not state that an amendment made without mortgagee's consent is not binding on mortgagee.

56148 - Huntington - Monrovia, CA       (e) Exception: The Ground Lease requires
                                        lessor to give any default notice to
                                        lessee's mortgagee, but the Ground Lease does not provide that notice of termination is not effective against mortgagee unless a copy of the notice has been delivered to mortgagee.

                                        (g) Exception: initial term expires
                                        4/1/2013. There is one 25-year renewal
                                        term.

56826 - 3701 Market Street -
Philadelphia, PA                        (g) Exception: term ends 4/30/2029.

                                        (i) Per Ground Lease, the terms of the
                                        mortgage govern the control, use, and
                                        payment of insurance proceeds.

56485 - Office Depot-Signal Hill
- Signal Hill, CA                       (h) Exception: Ground Lease provides
                                        that if the Ground Lease terminates as a result of a default by lessee, the Seller can enter into a new lease. It does not state that the Seller has the option to obtain a new lease upon termination of the Ground Lease for any reason, including bankruptcy of the lessee.

56690 - IKON Office Building
- Macon, GA                             IKON, as lessee, entered into a lease
                                        with the Macon-Bibb Industrial Authority on 12/1/1996 ("Lease A").

                                        (a) Exception: Lease A is recorded but
                                        its amendments are not. Lease A does not discuss lessee's right to mortgage its interest, but in a ground lessor estoppel, lessor consented to the loan with Bank of America.

                                        (g) Exception: The term of Lease A
                                        expires 10/1/2022, provided, however,
                                        that the fee interest shall be
                                        transferred to the related Borrower upon the expiration of Lease A.

                                        (i) Per Lease A, the terms of the loan
                                        agreement govern with respect to
                                        casualties.

56783 - Wellbridge Portfolio -
Boca Raton, FL                          (c) and (j) - With respect to one of the
                                        Mortgaged Properties which is located in Boca Raton, Florida, except for an assignment or sublet to a parent, subsidiary or affiliate company, the tenant may only assign or sublet the lease if approved by the landlord, which approval may be withheld. The transfer of shares of stock or a partnership interest shall be deemed an assignment requiring the consent of Landlord.

                                REPRESENTATION 23
                              Other Mortgage Liens.
                              ---------------------

56922 - Logan Industrial Park Loan -
Boston, MA                              E. Dennis Walsh ("Walsh") holds a
                                        subordinate loan secured by the
                                        Mortgaged Property in the original
                                        principal balance equal to $1,500,000.00
                                        (the "Subordinate Loan"). The lender and
                                        Walsh entered into a Subordination and
                                        Standstill Agreement dated as of the
                                        closing date of the mortgage loan which
                                        subordinates the priority and payment of the Subordinate Loan to the Mortgage
                                        Loan.

                                REPRESENTATION 28
                        Releases of Mortgaged Properties.
                        ---------------------------------

56570 - 1020 Holcombe Blvd. -
Houston, TX                             Article 21 of the loan agreement permits
                                        the release of a 0.469 acre portion of
                                        the Mortgaged Property upon the
                                        satisfaction of certain conditions
                                        contained in the loan agreement.

                                        No value was attributed to such 0.469
                                        acre portion of the Mortgaged Property
                                        by the appraiser.

                                REPRESENTATION 29
                                   Defeasance.
                                   -----------

56826 - 3701 Market Street -
Philadelphia, PA                        The REMIC prohibition period expires on
                                        the earlier to occur of the date which
                                        is (i) two (2) years following the
                                        Closing Date or (ii) the four (4) year
                                        period commencing with the loan closing
                                        date. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

56918 - Otsego Villas -
North Hollywood, CA                     The REMIC prohibition period expires on
                                        the earlier to occur of the date which
                                        is (i) two (2) years following the
                                        Closing Date or (ii) the four (4) year
                                        period commencing with the loan closing
                                        date. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

56932 - Venice Crossroads -
Los Angeles, CA                         The REMIC prohibition period expires on
                                        the earlier to occur of the date which
                                        is (i) two (2) years following the
                                        Closing Date or (ii) the four (4) year
                                        period commencing with the loan closing
                                        date. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

56570 - 1020 Holcombe Blvd. -
Houston, TX                             The REMIC prohibition period expires on
                                        the earlier to occur of the date which
                                        is (i) two (2) years following the
                                        Closing Date or (ii) the three (3) year
                                        period commencing with the loan closing
                                        date. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

53370 - CLK2 St. Germaine -
Harvey, LA                              The related loan agreement permits
                                        defeasance upon the earlier of the
                                        expiration of the REMIC Prohibition
                                        Period or 4 years from the closing date.
                                        The REMIC Prohibition Period is the
                                        2-year period beginning with the start
                                        up day for the A note and for the B
                                        note. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

53370 - CLK2 Cypress Pointe -
Louisville, KY                          The related loan agreement permits
                                        defeasance upon the earlier of the
                                        expiration of the REMIC Prohibition
                                        Period or 4 years from the closing date.
                                        The REMIC Prohibition Period is the
                                        2-year period beginning with the start
                                        up day for the A note and for the B
                                        note. Accordingly, the related Borrower
                                        is thus effectively prohibited from
                                        defeasing such Mortgage Loan during the
                                        REMIC prohibition period.

55798 - CLK - The Courts at
Waterford -                             The related loan agreement permits
                                        defeasance upon the earlier of the
                                        expiration of the REMIC Prohibition
                                        Period or 4 years from the related loan
                                        closing date. Accordingly, the related
                                        Borrower is thus effectively prohibited
                                        from defeasing such Mortgage Loan during the REMIC prohibition period.

                               REPRESENTATION 34.
                                  Due-on-Sale.
                                  ------------

56690 - IKON Office/Distribution
Buildings - Macon, GA                   The transfer provisions in the loan
                                        agreement permit, under certain
                                        circumstances, the transfer of more than a controlling interest in the related
                                        Borrower without the Seller's consent.

                                REPRESENTATION 37
                                  Tax Parcels.
                                  ------------

56878 - Kohl's at Sparkleberry
Square - Columbia, SC                   The mortgaged property is not assessed
                                        as a separate tax parcel. The loan
                                        documents require the mortgagor to pay
                                        all taxes assessed against the entire
                                        parcel until the mortgaged property
                                        constitutes and is assessed as a
                                        separate tax lot.

56570 - 1020 Holcombe Blvd. -
Houston, TX                             The mortgaged property is not assessed
                                        as a separate tax parcel. The loan
                                        documents require the mortgagor to pay
                                        all taxes assessed against the entire
                                        parcel until the mortgaged property
                                        constitutes and is assessed as a
                                        separate tax lot. In connection with the closing of the Mortgage Loan, related
                                        Borrower requested that the appropriate
                                        state agency separate the tax parcels.

56690 - IKON Office/Distribution
Buildings - Macon, GA                   The loan agreement provides that Tax Lot
                                        4 is assessed in the same tax lot as an
                                        adjoining piece of property which is not included as the Mortgaged Property.
                                        However, the loan agreement provides
                                        that if (i) the adjoining parcel becomes subject to a tax, or (ii) the Mortgaged
                                        Property is sold and the Mortgage Loan
                                        assumed in accordance with the
                                        provisions of Section 7.5 of the loan
                                        agreement, then the related Borrower is
                                        required to use its best efforts to have Tax Lot 4 assessed as a separate parcel.

                                REPRESENTATION 43
                                    Recourse.
                                    ---------

54611 - International Center -
Houston, TX                             Recourse liability with respect to
                                        violations of "environmental laws" (as
                                        defined under the loan documents) is
                                        limited to the extent that such
                                        violation is recovered or recoverable
                                        under any environmental insurance policy delivered to the Seller by related
                                        Borrower in connection with the Mortgage
                                        Loan.

55876 - Montour Church Place -
Pittsburgh, PA                          The related Borrower's recourse
                                        liability (i) for intentional
                                        misrepresentations is limited to an
                                        intentional misrepresentation with
                                        respect to a material fact and (ii) for
                                        gross negligence and willful misconduct
                                        is only with respect to the Mortgaged
                                        Property.

53893 - Rogue Valley Mall -
Medford, OR                             The recourse carveout for fraud is
                                        limited such that fraud or intentional
                                        misrepresentation by unaffiliated agent
                                        or contractor of which related Borrower
                                        had no knowledge does not trigger
                                        recourse.

56826 - 3701 Market Street -
Philadelphia, PA                        University City Science Center ("USC"),
                                        and Dennis W. Townsend ("Townsend") are
                                        the indemnitors for this Mortgage Loan.
                                        USC is not liable under the fraud
                                        carveout if the intentional
                                        misrepresentation or fraud (i) was made
                                        by Townsend, (ii) does not involve the
                                        Mortgaged Property, and (iii) USC has no knowledge of such fraud or misrepresentation. Townsend is liable under the fraud carveout only if the intentional misrepresentation or fraud
                                        (i) was made by USC, (ii) does not
                                        involve the Mortgaged Property, and
                                        (iii) Townsend has no knowledge of such
                                        fraud or misrepresentation.

55798 - CLK - The Courts at
Waterford - Chattanooga, TN             Recourse liability for fraud is limited
                                        to execution of the loan documents and
                                        other instruments provided to the Seller throughout the term of the Mortgage
                                        Loan, Indemnitor's liability for any
                                        fraud/misrepresentation by the other
                                        Indemnitor is limited.

51805 - Josey Village Shopping
Center - Dallas, TX                     Herbert D. Weitzman's liability as
                                        borrower principal is limited to
                                        $1,325,000.

            SCHEDULE IIA TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                        BETWEEN BANK OF AMERICA, N.A. AND

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
            WITH RESPECT TO THE MORTGAGE LOANS PURCHASED FROM BRIDGER
            ---------------------------------------------------------

SCHEDULE II-6 - MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

      With respect to the Rio West Office Complex Mortgage Loan, the time period for completion of certain repairs required pursuant to an immediate repairs reserve was recently extended to May 30, 2003.

SCHEDULE II-12

      With respect to the Acacia Gardens MHC Mortgage Loan, the environmental consultant reported that in 1994, test results indicated the Mortgaged Property's onsite water well was contaminated and the Mortgaged Property was converted to city supplied water. A previous owner of the Mortgaged Property implemented an Interim Remediation Plan with the Arizona Department of Environmental Quality (ADEQ) through installation of a groundwater monitoring system from 1997 through 2000. Although the generator of the groundwater contamination on the Mortgaged Property was not identified by the ADEQ and other agencies, the ADEQ concluded that historic activities on the Mortgaged Property could not have caused the contamination. The source of the contamination is unknown, however Pima County has been named as a potential responsible party for its land fill located approximately three quarters of a mile to the southwest of the Mortgaged Property and flood control property owned by Pima County to the east of the Mortgaged Property which formerly contained a rocket disassembly plant. As Pima County reimbursed the property owner of the Mortgaged Property for all remediation costs and the costs of connecting the Mortgaged Property to the city's water system, and the ADEQ indicated that historic activities on the Mortgaged Property did not contribute to the groundwater contamination, the consultant concluded the owner of the Mortgaged Property will not be held financially liable for remediation and no further action was warranted.

SCHEDULE II-14 - INSURANCE

      With respect to the Dove Canyon MHC Mortgage Loan, only 80% co-insurance is required, but co-insurance should not be necessary because the only permanent structure on the Mortgaged Property is the pool cabana which is insured for the full replacement cost.

SCHEDULE II-18 - LEASEHOLD ESTATE ONLY

      With respect to the Flagstaff Business Center Mortgage Loan:

      (j) Any subletting of the Mortgaged Property requires the consent of the lessor, which consent will not be unreasonably withheld.

      (k) The prior written consent of the mortgagee is required in order to amend or modify the Ground Lease, but the Ground Lease does not specifically state that any such amendment or modification performed without the mortgagee's consent will not be binding on the mortgagee, its successors or assigns.

SCHEDULE II-22 - LEGAL PROCEEDINGS

      With respect to The Pines Apartments Mortgage Loan, pending litigation was filed against the Borrower, its general partner and limited partners on June 28, 2002. The lawsuit was filed by one of the limited partners seeking an accounting of and copies of records for the operation of the Mortgaged Property and six other partnerships which had been involved in a global settlement agreement with the IRS and SEC regarding the tax exempt status of urban renewal revenue bonds originally used to finance the seven properties. Notwithstanding the global settlement agreement to which plaintiff was a party, the plaintiff alleges that inadequate accounting records, including K-1s, were provided to him for his records. Counsel for the Borrower has projected costs for litigation at approximately $40,000.00 and advised that no damages are projected because, according to Borrower's counsel, the plaintiff is currently only seeking production of records and has not asserted a claim for damages.

SCHEDULE II-23 - OTHER MORTGAGE LIENS

      The Mortgage Loans known as Marvin Apartments (Fuller) and Marvin Apartments (Camino Palmero) are cross-collateralized. Each of the two Mortgaged Properties is encumbered with a first mortgage securing the Mortgage Loan primarily secured by such Mortgaged Property and a second mortgage securing the other Mortgage Loan.

SCHEDULE II-33 - NO MATERIAL DEFAULT

      With respect to each of the following Mortgage Loans, funds remain in a reserve account held by the respective servicer to pay for deferred maintenance identified at the respective Mortgaged Property and as of this date, some or all of the work remains to be completed:

LOAN NO.:      LOAN NAME:                      BALANCE HELD:
4393           Congress Mini Storage           $150,000.00
3637           Pines on the Bay                $46,563.00
3636           The Oaks ,Gulfport              $60,938.00

SCHEDULE II-42 - SERVICING RIGHTS

      Servicing rights have been granted as follows:

LOAN NO.:   LOAN NAME:                         SERVICER:

3215        Gretna Retail Center               Capstone Realty Advisors, LLC
2777        CVS-Goldsboro                      Collateral  Mortgage Capital, LLC
3568        Rio West Office Complex            Laureate Capital LLC
3341        The Pines Apartments               Collateral  Mortgage Capital, LLC
4393        Congress  Mini-Storage             Collateral  Mortgage Capital, LLC
4176        Crystal Commons Townhomes          Collateral  Mortgage Capital, LLC
4475        Riverside Village MHC              Collateral  Mortgage Capital, LLC
4723        Steeplechase Apts. Phase II        Capstone Realty Advisors, LLC
4926        Sherwood MHC                       Collateral  Mortgage Capital, LLC
4657        Flagstaff Business Center          Capstone Realty Advisors, LLC
3637        Pines on the Bay                   Collateral  Mortgage Capital, LLC
3636        The Oaks, Gulfport                 Collateral  Mortgage Capital, LLC
4981        Lake Bonny MHC                     Collateral  Mortgage Capital, LLC
4198        The  Ponds, Bloomington            Capstone Realty Advisors, LLC
5315        Acacia Gardens                     Collateral  Mortgage Capital, LLC
5464        Kurt Drive Apartments              Capstone Realty Advisors, LLC
5537        Taylor Street Self-Storage         Capstone Realty Advisors, LLC
4824        Marvin Apts.(Fuller)               Capstone Realty Advisors, LLC
4732        Marvin Apts.(Camino Palmero)       Capstone Realty Advisors, LLC
5059        Dove Canyon MHC                    Collateral  Mortgage Capital, LLC
5272        Superstition MHC                   Collateral  Mortgage Capital, LLC
3525        Windsor Manor Apartments           Capstone Realty Advisors, LLC